                                                                    Exhibit 10.1

                           STOCKHOLDERS AGREEMENT FOR
                           UNIPAC SERVICE CORPORATION

      This Stockholders Agreement for UNIPAC Service Corporation (the "Agreement") is made and entered into as of the 2nd day of March, 2000, by and among UNIPAC Service Corporation, a Nebraska corporation (the "Company"), Farmers & Merchants Investment Inc., a Nebraska corporation ("F&M"), Packers Service Group, Inc., a Nebraska corporation ("PSG"), Great Plains Financial, LLC, a Colorado limited liability company ("Great Plains"), New Horizon Holdings, LLC, a Colorado limited liability company ("New Horizon Holdings"), stockholders of the Company (and their respective spouses) who execute this Agreement and each other person or entity hereafter becoming a party to this Agreement in accordance with the terms hereof or otherwise (all such persons or entities being collectively referred to hereinafter as the "Shareholders").

                                    RECITALS

      A. The Shareholders are the record and beneficial owners of the issued and outstanding capital stock of the Company, in the respective amounts set forth opposite their respective names in Exhibit "A", attached hereto.

      B. The Shareholders desire to grant certain rights and to impose certain restrictions relating to the transfer of the shares of common stock of the Company owned by the Shareholders in order to advance the Company's welfare and the prospects for its success, as well as to establish certain orderly procedures for the transfer of the shares of stock of the Company as a means of avoiding disruptions of the Company's affairs.

      NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the parties hereto agree as follows:

I.    TRANSFER OF COMMON STOCK

      1.1 Transfers by Shareholders Prohibited Without Consent. Unless otherwise expressly permitted by this Agreement, no Shareholder nor any successor or assign thereof, may directly or indirectly sell, assign, pledge, encumber, hypothecate or otherwise transfer ("Transfer") any interest in any of the shares of stock of the Company (the "Stock") or permit any such interest to be subject to Transfer, directly or indirectly, by operation of law or agreement, without obtaining the prior written consent of holders of an aggregate of more than fifty percent (50%) of the shares of Class A Common Stock (collectively, the "Class A Shareholders") and their successors and assigns, as provided in Section 1.3 hereof. Notwithstanding the receipt of prior written consent, any such permitted or approved Transfer shall be null and void and the Company shall refuse to recognize such Transfer: (i) if such Transfer would be made in a transaction to which the registration requirements of the Securities Act of 1933, as amended (the "1933 Act") are applicable unless such interest is registered under the 1933 Act or is Transferred pursuant to an exemption from the registration requirements of the 1933 Act, or would violate any applicable state securities laws, rules or regulations; and (ii) unless the transferee shall execute and deliver to each party hereto an agreement acknowledging that all shares of or interest in any Stock in the Company so transferred are and shall remain subject to this Agreement, and agreeing to be personally bound hereby. Any purported Transfer in any other manner shall be null and void and shall not be recognized or given effect by the parties hereto.

      1.2 Transfers by Shareholders to Permitted Transferees.

            (a) Each Shareholder may at any time, without the consent of the other Shareholders, and without the applicability of Sections 1.3 and 1.4 hereof, Transfer any or all of its shares of or interest in Stock in the Company to (i) any person or entity which already is a Shareholder, or (ii) any voting trust to which a Shareholder is the voting trustee, provided the beneficial owners are Shareholders (collectively, the foregoing shall be referred to hereinafter as a "Permitted Transferee").

            (b) Notwithstanding Section 1.2(a), any such Transfer shall be null and void and the Company shall refuse to recognize such Transfer (i) if such Transfer would be made in a transaction to which the registration requirements of the 1933 Act are applicable unless such interest is registered under the 1933 Act or is Transferred pursuant to an exemption from the registration requirements of the 1933 Act, or would violate any applicable or would violate any applicable state securities laws, rules or regulations; and (ii) unless the Permitted Transferee executes and delivers to each party hereto an agreement acknowledging that all shares of or interest in any Stock in the Company so transferred are and shall remain subject to this Agreement, and agreeing to be personally bound hereby. No Transfer by a Shareholder or any of its Permitted Transferees under Section 1.2(a) shall release such Shareholder from any obligations or liabilities under this Agreement.

            (c) Any Shareholder or Permitted Transferee intending to Transfer any shares of or interest in Stock in the Company pursuant to this
            Section 1.2 shall notify the Shareholders of any intended Transfer ten (10) days prior to such Transfer, giving the name and address of the intended Permitted Transferee and the Permitted Transferee's status as set forth in Section 1.2(a) hereof; provided, however, that no otherwise valid Transfer shall be rendered invalid solely as a result of a failure to give notice hereunder.

      1.3 Notice of Intention to Sell. Except as otherwise specifically permitted in this Agreement, a Shareholder shall not Transfer any shares or interest in the Stock of the Company unless such Shareholder (the "Offering Shareholder") shall have given written notice to the Company and the Class A Shareholders of an intention to do so (the "Notice") and (i) obtained the written consent from holders of an aggregate of more than fifty percent (50%) of the shares of Class A Common Stock (including the Offering Shareholder) and (ii) complied with and met the conditions prescribed by the other applicable provisions of this Agreement. The Notice shall be accompanied by a summary of the terms and conditions of the proposed sale specifying the identity of the transferee, the number of shares of Stock in the Company to be sold, the purchase price and the terms of payment. If the Offering Shareholder has entered into any written agreement with respect to the proposed sale, a copy of such agreement shall accompany the Notice. The Company shall promptly forward the Notice to the Shareholders, unless the holders of an aggregate of more than 50% of the shares of Class A Common Stock direct the Company not to forward the Notice.

      1.4 Purchase Option of Shareholders. Shareholders other than the Offering Shareholder shall have the exclusive right and option, exercisable at any time during a period of thirty (30) days after the receipt of the Notice by the Company, to purchase all or any portion of the Stock proposed to be Transferred. If the Shareholders other than the Offering Shareholder do not respond to the Notice within such thirty (30) day period, the Shareholders other than the Offering Shareholder shall be conclusively presumed to have chosen not to exercise their option hereunder.

      If a Shareholder elects to purchase all or any portion of the Stock proposed to be Transferred, the purchase and sale of the Stock shall be closed sixty (60) days after the Offering Shareholder receives notice of the election to purchase the Stock from such Offering Shareholder, or on such other date as may be agreed upon by Shareholders participating in the transaction. The purchase price to be paid by the Shareholders for such Stock shall be the lesser of (i) the purchase price as set forth in the Notice, and (ii) the then current book value of the Stock to be sold by the Offering Shareholder as determined under generally accepted accounting principles as of the date of closing, and based on the most recent audited financial statement of the Company. In the event that more than one of the other Shareholders elect to purchase the Stock of the Offering Shareholder, then such remaining Shareholders shall purchase the Offering Shareholder's Stock on a pro rata basis. The Notice from the Offering Shareholder shall not provide for any consideration that is neither cash nor an obligation to pay cash in the future. To the extent not purchased by the Shareholders in accordance with the foregoing provisions, the Stock described in the Notice may be sold to the person or entity identified in the Notice; such sale of Stock to any such other party shall be made within ninety (90) days following delivery of the Notice, and no change of terms of the proposed sale shall be permitted without a new notice of intention to sell and subsequent compliance with the requirements of this Agreement.

      Notwithstanding the provisions set forth above in this Section 1.4, Shareholders other than Class A Shareholders shall have no option to purchase the Offering Shareholder's Stock if the holders of an aggregate of more than fifty percent (50%) of the shares of Class A Common Stock direct the Company not to forward the Notice to the Shareholders.

      1.5 Redemption Option of the Company.

            (a) Option. Each of the Shareholders do hereby grant to the Company an irrevocable option (the "Option") to redeem all or a portion of the Shareholders' respective interests in Stock if any event described below ("Triggering Event") occurs with respect to such
            Shareholder: (i) a Shareholder who, at the time such Shareholder initially acquired Stock in the Company, held a position as employee, officer or director of the Company or any affiliate thereof, thereafter ceases status as an employee, officer or director of the Company or any affiliate thereof; (ii) a final decree of divorce of a Shareholder is entered, unless prior thereto the Shareholder has acquired all of his/her divorced spouse's interest in the stock of the Company in his/her name on the books of the Company; or (iii) a "Change in Control" (as defined below) occurs with respect to Great Plains or New Horizon. Each Shareholder who is subject to a Triggering Event shall immediately give written notice (the "Triggering Event Notice") to the Company of the occurrence of a Triggering Event. If the Triggering Event Notice is not actually given, the Company shall acquire the Option at any time after the Company obtains actual knowledge of the occurrence of such Triggering Event. In the event the Company exercises the Option, it shall give written notice to the Shareholder of its intent to do so, and redemption shall take place within sixty (60) days of the date such notice is sent by the Company. The redemption price shall be the book value of Stock held by the Shareholder on the date of redemption, as determined under generally accepted accounting principles (based on the most recent audited financial statement of the Company), which shall be paid upon surrender of such Shareholder's stock certificate(s) to the Company.

            (b) Change in Control Defined. For purposes of this Agreement, the term "Change in Control" shall mean

                  (i) the members of Great Plains or New Horizon Holdings approved a definitive agreement for (w) the merger or other business combination of Great Plains or New Horizon Holdings with or into another entity pursuant to which Great Plains or New Horizon Holdings will not survive, (x) the sale or other disposition of all or substantially all of the assets of Great Plains or New Horizon Holdings to an entity that is not controlling, controlled by or under common control with the members of Great Plains and New Horizon Holdings as set forth in Exhibit "B" attached hereto, (y) the merger of another entity into Great Plains or New Horizon Holdings if, as a result of the merger, less than 80% of Great Plains or New Horizon Holdings shall be owned in the aggregate immediately after such merger by the members of Great Plains and New Horizon Holdings as set forth in Exhibit "B" respectively, outstanding immediately prior to the merger (for purposes of this subsection

                        (i) "control" means more than 50% direct or indirect voting control), or (z) any combination of the foregoing;

                        (ii) any person other than employees of the Company or any affiliate thereof or any entity controlled by such employees is or becomes a member of Great Plains or of New Horizon Holdings holding or controlling 40% or more of the combined voting power of members of either Great Plains or New Horizon Holdings;

                        (iii) during any period of 24 consecutive months, individuals who at the beginning of such period constitute the management of either Great Plains or New Horizon Holdings cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election of each new manager was approved by a vote of at least two-thirds of the members of either Great Plains or New Horizon Holdings;

                        (iv) in the event that employees of the Company, NelNet, Inc. or an affiliate thereof cease to either own or have voting control of at least one-half of the membership interest in Great Plains or New Horizon Holdings.

      1.6 Bring-Along Provision. If one or more of the Class A Shareholders receive an offer to purchase a controlling block of the Stock of the Company owned by the Class A Shareholders, and such Class A Shareholders wish to accept such offer, the Class A Shareholders shall promptly notify the other Shareholders of the Company of the details of such offer. The other Shareholders shall have three (3) days in which to give notice to the Class A Shareholders that they wish to sell their Stock under the same terms as described in the notice of offer. If the other Shareholders do give such notice, the Class A Shareholders shall use best efforts in good faith to negotiate the sale of the other Shareholders' Stock upon such same terms. For purposes of this Section 1.6, a "controlling block" of the Class A Common Stock shall mean that number of shares of the Class A Common Stock that would give the purchaser a majority of the voting power of the Class A Common Stock.

II.   STOCK CERTIFICATES

      2.1 Agreement Legend. Each Shareholder shall promptly deliver to the Company any certificates representing Stock for placement thereon of a legend substantially in the following form:

            This certificate represents shares, the sale, disposition or other transfer of which is subject to restrictions pursuant to the Shareholders Agreement for UNIPAC Service Corporation (the "Company") dated as of March 1, 2000, by and among the Shareholders of the Company. A copy of such agreement is on file at the

            Company's principal offices and, upon written request to the Company, a copy thereof will be mailed or otherwise provided to appropriately interested persons without charge within five (5) days after the Company's receipt of such a request.

      2.2 Securities Act Legend. The Stock has not been registered under the 1933 Act, and may not be Transferred except in compliance therewith. Each Shareholder acknowledges and agrees that in addition to the other restrictions on Transfer imposed hereunder, the shares of Stock may not be transferred except after compliance with the provisions of a legend in substantially the following form, which shall be placed on each certificate representing Stock:

            The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be sold, transferred or otherwise disposed of unless a registration statement under the Act with respect to such securities has become effective or unless the holder hereof establishes to the satisfaction of the issuer hereof that an exemption from such registration is available.

      2.3 Placement of Restrictive Legends. All certificates representing Stock hereafter issued to any Shareholder during the term of this Agreement shall bear the legends sections 2.1 and 2.2.

III.  MISCELLANEOUS

      3.1 Remedies. The parties to this Agreement acknowledge and agree that breach of any of the covenants of the Shareholders set forth in this Agreement is not fully compensable by payment of money damages and, therefore, the covenants of the Shareholders set forth in this Agreement may be enforced in equity by a decree requiring specific performance. Without limiting the foregoing, if any dispute arises concerning the sale or other disposition of any of the shares of Stock subject to this Agreement, the parties to this Agreement agree that an injunction may be issued restraining the sale or other disposition of such shares of Stock or rescinding any such sale or other disposition, ending resolution of such controversy. Such remedies shall be cumulative and non-exclusive and shall be in addition to any other rights and remedies the parties may have under this Agreement.

      3.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Nebraska without giving effect to the principles of conflicts of law thereof.

      3.3 Notices. Unless otherwise expressly provided herein, all notices, requests, demands or other instruments which may or are required to be given by any party to the others shall be in writing, and each shall be deemed to have been properly given when served personally on any party who is an individual or on an officer of any party which is an entity to whom such notice is to be given, or upon expiration of a period of 48 hours from and after the postmark thereof when mailed postage prepaid by registered or certified mail, requesting return receipt, addressed as follows:

             If to the Company:

                      UNIPAC Service Corporation
                      3015 South Parker Road, Suite 400
                      Aurora, CO 80014
                      Attention: K. Jon Kern
                      Phone: (303) 696-9600
                      Fax: (303) 696-5640

             If to the Class A Shareholders:

                      Farmers & Merchants Investment Inc. and
                      Michael S. Dunlap
                      6801 S. 27th Street
                      Lincoln, NE 68512
                      Phone: (402) 483-8131
                      Fax: (402) 483-8286

                      Stephen F. Butterfield
                      6991 East Camelback Road, Suite B290
                      Scottsdale AZ  85251
                      Phone: (480) 947-7703
                      Fax: (480) 947-5452

             If to Great Plains:

                      Great Plains Financial, LLC
                      7070 Lincolnshire Road
                      Lincoln, NE 68506
                      Attention:       Don Bouc
                      Phone: (402) 458-2300

             Fax:     (402) 458-2399

             If to New Horizon Holdings:

                      New Horizon Holdings
                      3015 S Parker Road Ste 400

                      Aurora CO  80014
                      Attention: K. Jon Kern
                      Phone: (303) 696-3699
                      Fax: (303) 696-5640

             If to other Shareholders:

                      Addressed to the parties indicated in Attachment A hereto.

      Any party may change the address and name of the addressee to which subsequent notices are to be sent to it, by notice to the others given as aforesaid, but any such notice of change, if sent by mail, shall not be effective until the 5th day after it is mailed.

      3.4 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

      3.5 Amendment; Termination. This Agreement may not be modified or amended except by an instrument in writing signed by the Shareholders subject to this Agreement. This Agreement shall terminate and all rights and obligations hereunder shall cease if (i) the Company is adjudicated as a bankrupt, executes an assignment for the benefit of creditors, or a receiver is appointed for the Company, or (ii) the Company is voluntarily or involuntarily dissolved.

      3.6 Binding Effect. This Agreement shall be binding upon and enure solely to the benefit of each party hereto and their respective heirs, legal representatives, successors and permitted assigns.

      3.7 Counterparts. This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original instrument, but all of which together shall constitute one and the same instrument.

      3.8 Recapitalizations, Exchanges, Etc. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to shares of Stock, to any and all shares of Stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) that may be issued in respect of, in exchange for, or in substitution of the shares of Stock, by reason of a stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Upon the occurrence of any such events, amounts hereunder shall be appropriately adjusted.

      3.9 Assignment. This Agreement is personal to the parties and may not be assigned without unanimous written consent of all parties hereto.

      3.10 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto relating to the subject matter hereof and supercedes all prior agreements, understandings and arrangements, oral or written, among the parties hereto with respect to the subject matter hereof. The section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement for UNIPAC Service Corporation as of the date first written above.

                                               UNIPAC SERVICE CORPORATION


                                      By:      /s/ Michael S. Dunlap
                                               ________________________________
                                      Title:   Chairman
                                               ________________________________

                                               FARMERS & MERCHANTS INVESTMENT
                                               INC.


                                      By:      /s/ Michael S. Dunlap
                                               ________________________________
                                      Title:   President
                                               ________________________________

                                               PACKERS SERVICE GROUP, INC.


                                      By:      /s/ Jay Dunlap
                                               ________________________________
                                      Title:   ________________________________

                                              GREAT PLAINS FINANCIAL, LLC


                                      By:      ________________________________
                                      Title:   ________________________________

                                               NEW HORIZON HOLDINGS, LLC


                                      By:      /s/ K. Jon Kern
                                               ________________________________
                                      Title:   Manager
                                               ________________________________

                                          By:   /s/Michael S. Dunlap
                                                --------------------------------
                                                Michael S. Dunlap

                                          By:   /s/Stephen F. Butterfield
                                                --------------------------------
                                                Stephen F. Butterfield



                                          By:   /s/Angie Mulheisen
                                                --------------------------------
                                                Angie Mulheisen

                                          By:   /s/Dan Mulheisen
                                                --------------------------------
                                                Dan Mulheisen

                                          By:   /s/Ross Wilcox
                                                --------------------------------
                                                Ross Wilcox

                                          By:   /s/Jeffrey Schumacher
                                                --------------------------------

                                                /s/Laura Schumacher
                                                --------------------------------
                                                Jeffrey and Laura Schumacher

                                          By:   /s/Ed Perry
                                                --------------------------------
                                                Ed Perry

                                          By:   /s/Joan Perry
                                                --------------------------------
                                                Joan Perry

                                          By:   /s/Jay Dunlap
                                                --------------------------------
                                                Jay Dunlap

                                          By:   /s/Mary C.  Mills
                                                --------------------------------
                                                Mary C. Mills



                                          By:   /s/Judy Phipps
                                                --------------------------------
                                                Judy Phipps

                                          By:   /s/James Perry
                                                --------------------------------
                                                James Perry

                                          By:   /s/Gregory Perry
                                                --------------------------------
                                                Gregory Perry

                                          By:   /s/Jack Y. Perry
                                                --------------------------------
                                                Jack Young Perry

                                          By:   /s/Priscilla Perry Heffelfinger
                                                --------------------------------
                                                Priscilla Perry Heffelfinger

                                          By:   /s/Dan Mulheisen
                                                --------------------------------

                                                /s/Angie Mulheisen
                                                --------------------------------
                                                Dan and Angie Mulheisen

                                          By:   /s/Steve Bartels
                                                --------------------------------
                                                /s/ Deborah Bartels
                                                --------------------------------
                                                Steve and Deborah Bartels

                                          By:   /s/Diane Kremer
                                                --------------------------------
                                                Diane Kremer

                                          By:   /s/Judith Eicher
                                                --------------------------------
                                                Judith Eicher

                                          By:   /s/Deborah Bartels
                                                --------------------------------
                                                Deborah Bartels

                                          By:   /s/Jeffrey Noordhoek
                                                --------------------------------
                                                Jeffrey Noordhoek

                                          By:   /s/Kenneth Backemeyer
                                                --------------------------------
                                                Kenneth Backemeyer

                                          By:   /s/Darrin Jameson
                                                --------------------------------
                                                Darrin Jameson

                                          By:   /s/Scott Butterfield
                                                --------------------------------
                                                Scott Butterfield

                                          By:   /s/Charles Norris
                                                --------------------------------
                                                Charles Norris

                                          By:   /s/Charles Sweet
                                                --------------------------------
                                                Charles Sweet

                                          By:   /s/Hilario Arguinchona
                                                --------------------------------
                                                Hilario Arguinchona

                                          By:   /s/Dave Bottegal
                                                --------------------------------
                                                Dave Bottegal

                                          By:   /s/Mike Pohl
                                                --------------------------------
                                                Mike Pohl

                                          By:   /s/Ray Ciarvella
                                                --------------------------------
                                                Ray Ciarvella

                                          By:   /s/K. Jon Kern
                                                --------------------------------
                                                K. Jon Kern



                                          By:   /s/Dennis Leach
                                                --------------------------------
                                                Dennis Leach

                                          By:   /s/Mark Voegele
                                                --------------------------------
                                                Mark Voegele

                                          By:   /s/Michael Randash
                                                --------------------------------
                                                Michael Randash

                                          By:   /s/Mark Boyd
                                                --------------------------------
                                                Mark Boyd

                                          By:   /s/Mathew Hall
                                                --------------------------------
                                                Mathew Hall

                                          By:   /s/Cheryl Watson
                                                --------------------------------
                                                Cheryl Watson

                                          By:   /s/Richard Pierce
                                                --------------------------------
                                                Richard Pierce

                                          By:   /s/Tim Sabo
                                                --------------------------------
                                                Tim Sabo

                                          By:   /s/Nichole Arguinchona
                                                --------------------------------
                                                Nichole Arguinchona

                                          By:   /s/Kenneth Cobbs
                                                --------------------------------
                                                Kenneth Cobbs

                                          By:   /s/Janet Elam
                                                --------------------------------
                                                Janet Elam

                                          By:   /s/Robert Gabica
                                                --------------------------------
                                                Robert Gabica

                                          By:   /s/Mary Hall
                                                --------------------------------
                                                Mary Hall

                                          By:   /s/John Harding
                                                --------------------------------
                                                John Harding

                                          By:   /s/Jeffrey Johnson
                                                --------------------------------
                                                Jeffrey Johnson

                                          By:   /s/Laura King
                                                --------------------------------
                                                Laura King

                                          By:   /s/Charlene Lang
                                                --------------------------------
                                                Charlene Lang

                                          By:   /s/Margaret Laytham
                                                --------------------------------
                                                Margaret Laytham

                                          By:   /s/Michael Marchant
                                                --------------------------------
                                                Michael Marchant

                                          By:   /s/Holly Martin
                                                --------------------------------
                                                Holly Martin

                                          By:   /s/Frank McCrink
                                                --------------------------------
                                                Frank McCrink

                                          By:   /s/Marcella Towner
                                                --------------------------------
                                                Marcella Towner

                                          By:   /s/Craig Reynick
                                                --------------------------------
                                                Craig Reynick

                                          By:   /s/John Zamora
                                                --------------------------------
                                                John Zamora

                                          By:   /s/Thomas Zimmerman
                                                --------------------------------
                                                Thomas Zimmerman

                                          By:   /s/Natalie Artibee
                                                --------------------------------
                                                Natalie Artibee

                                          By:   /s/K. Craig Church, Jr.
                                                --------------------------------
                                                K. Craig Chruch, Jr.

                                          By:   /s/Donna DeWispelaere
                                                --------------------------------
                                                Donna DeWispelaere

                                          By:   /s/Robin Jenkins
                                                --------------------------------
                                                Robin Jenkins

                                          By:   /s/Henry R. Mertens
                                                --------------------------------
                                                Henry R. Mertens

                                          By:   /s/William Munn
                                                --------------------------------
                                                William Munn

                                          By:   /s/Elise Nowilowski
                                                --------------------------------
                                                Elise Nowilowski

                                          By:   /s/Shelia Odom
                                                --------------------------------
                                                Sheila Odom

                                          By:   /s/Lori Pederson
                                                --------------------------------
                                                Lori Pederson

                                          By:   /s/Dominic L. Rotondi
                                                --------------------------------
                                                Dominic L. Rotondi

                                          By:   /s/Gary Schleuger
                                                --------------------------------
                                                Gary Schleuger

                                          By:   /s/Paul Shockley
                                                --------------------------------
                                                Paul Shockley

                                          By:   /s/Hannah Smitterberg
                                                --------------------------------
                                                Hannah Smitterberg

                                          By:   /s/Jolynn M. Snyder
                                                --------------------------------
                                                Jolynn M. Snyder

                                          By:   /s/Bradley Walcher
                                                --------------------------------
                                                Bradley Walcher

                                          By:   /s/Dean Wildman
                                                --------------------------------
                                                Dean Wildman

                                          By:   /s/Linde Hoff
                                                --------------------------------
                                                Linde Hoff